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                                                                    EXHIBIT 24.1

                           LIMITED POWER OF ATTORNEY

                                K N ENERGY, INC.

     KNOW ALL MEN BY THESE PRESENTS that, the undersigned director or officer of K N Energy, Inc., a Kansas corporation, does hereby make, constitute and appoint LARRY D. HALL, CLYDE E. McKENZIE, and E. WAYNE LUNDHAGEN and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity or capacities as aforesaid, (A) a Registration Statement on Form S-4 for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to an exchange offer for a series of preferred securities to be issued by K N Capital Trust I, a statutory business trust created under the laws of Delaware, and certain related guarantees and debt securities of K N Energy, Inc., and any and all amendments thereto or other documents in support thereof or supplemental thereto, and (B) a second Registration Statement on Form S-3 respecting a secondary offering of such securities, and any and all amendments thereto or other documents in support thereof or supplemental thereto, hereby granting to said attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as said attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things which said attorney or attorneys may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of April 1997.

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
                  /s/ LARRY D. HALL                                    /s/ CLYDE E. MCKENZIE
-----------------------------------------------------  -----------------------------------------------------
                    Larry D. Hall                                        Clyde E. McKenzie
                 /s/ E. W. LUNDHAGEN                                   /s/ E. H. AUSTIN, JR.
-----------------------------------------------------  -----------------------------------------------------
                 E. Wayne Lundhagen                                    Edward H. Austin, Jr.
                  /s/ C. W. BATTEY                                     /s/ STEWART A. BLISS
-----------------------------------------------------  -----------------------------------------------------
                  Charles W. Battey                                      Stewart A. Bliss
               /s/ DAVID W. BURKHOLDER                                /s/ DAVID M. CARMICHAEL
-----------------------------------------------------  -----------------------------------------------------
                 David W. Burkholder                                    David M. Carmichael
               /s/ ROBERT H. CHITWOOD                                  /s/ HOWARD P. COGHLAN
-----------------------------------------------------  -----------------------------------------------------
                 Robert H. Chitwood                                      Howard P. Coghlan
                /s/ JORDAN L. HAINES                                    /s/ WILLIAM J. HYBL
-----------------------------------------------------  -----------------------------------------------------
                  Jordan L. Haines                                        William J. Hybl
               /s/ EDWARD RANDALL, III                                  /s/ JAMES C. TAYLOR
-----------------------------------------------------  -----------------------------------------------------
                 Edward Randall, III                                      James C. Taylor
                 /s/ H. A. TRUE, III                                     /s/ R. G. SHEARER
-----------------------------------------------------  -----------------------------------------------------
                   H.A. True, III                                        R. Gordon Shearer
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